Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

MFUT	Cambria Chesapeake Pure Trend ETF

(the “Fund”)

listed on Cboe BZX Exchange, Inc.

 July 17, 2026

Supplement to the Summary Prospectus and Prospectus,

each dated October 28, 2025,

as previously supplemented

Effective immediately, the section of the Summary Prospectus and Statutory Prospectus titled “Fees and Expenses of the Fund” is amended and restated in its entirety as follows:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(2)	0.09%
Acquired Fund Fees and Expenses(3)	0.05%
Total Annual Fund Operating Expenses(3)	0.89%

(1)	The Fund’s investment adviser, Tidal Investments LLC (the “Adviser”) will pay, or require a sub-adviser to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and litigation expenses, and other non-routine or extraordinary expenses.
(2)	Other Expenses are estimated to reflect the Fund's discontinuation of short selling and its expected continued use of derivative instruments.
(3)

Total Annual Fund Operating Expenses may not correlate to the expense ratios in the Fund’s financial highlights because the financial highlights reflect only the Fund’s operating expenses and do not include acquired fund fees and expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

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Effectively immediately, in the section of the Summary Prospectus and Prospectus entitled “Fund Fees and Expenses,” the Expense Example table is deleted in its entirety and replaced with the following table:

1 Year	3 Years	5 Years	10 Years
$91	$284	$493	$1,096

Effective immediately, the third paragraph under the heading “Principal Investment Strategies – The Pure Trend Strategy – Overview” is deleted in its entirety and replaced with the following:

Chesapeake analyzes multiple market metrics to generate trend-following long and short trade signals (i.e., investment decisions) for derivatives transactions. The Fund invests in long and short exchange-traded commodity futures contracts, exchange-traded equity indices futures contracts, exchange-traded and over-the-counter options (including options on futures contracts and commodities), spot and forward currency contracts; equity securities, and cash and cash equivalents. The strategy seeks to preserve capital while also seeking to provide positive annual returns.

Effective immediately, the following risk disclosure is added under each of the headings “Principal Investment Risks – Derivatives Risk” and “Principal Risks of Investing in the Fund – Derivatives Risk”:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying security or instrument, including the anticipated volatility, which is affected by fiscal and monetary policies, changes in the actual or implied volatility of the underlying security or instrument, the time remaining until the expiration of the option contract and economic events. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying security or instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate as the underlying security or instrument. There may at times be an imperfect correlation between the movement in the values of options contracts and the underlying security or instrument, and there may at times not be a liquid secondary market for certain options contracts.

Please retain this Supplement for future reference.

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